UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 10, 2002

(Date of earliest event reported)

SANGSTAT MEDICAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-22890	94-3076-069
(State of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

6300 Dumbarton Circle Fremont, CA 94555
(Address of principal executive offices)

(510) 789-4300
(Registrant’s telephone number, including area code)

Item 5.    Other Events.

The Board of Directors of SangStat Medical Corporation (the “Company”) appointed Corinne H. Lyle to its Board of Directors effective July 10, 2002.  The Company issued a press release dated July 10, 2002 announcing Ms. Lyle’s appointment, a copy of which is filed herewith as Exhibit 99.1.

Item 7.    Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Exhibits

Exhibit No.	Description
99.1	Press release dated July 10, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGSTAT MEDICAL CORPORATION

	By:	/s/ Stephen G. Dance
Stephen G. Dance
Date: July 15, 2002		Senior Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 10, 2002